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    Quail American Corp.          ("LESSOR")          CREDIT APPLICATION
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EQUAL CREDIT OPPORTUNITY ACT: NOTICE if your application for business credit is denied, you have the right to a written statement of the specific reasons for the denial. To obtain the statement, please contact Credit Disclosure Administrator, _____________________________________________ within 60 days from the date you are notified of our decision. We will send you a written statement of reasons for the denial within 30 days of receiving your request for the statement. The federal Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex, marital status, age (provided the applicant has the capacity to enter into a binding contract); because all or part of the applicant's income derives from any public assistance program, or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. The Federal agency that administers compliance with this laws concerning this creditor is the Federal Trade Commission, Equal Credit Opportunity, Washington, D.C. 205808
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Lessee's
Name                  TAG-IT, INC.                         / / Proprietorship
                                                           / / Partnership
---------------------------------------------------------  / / Corporation
Lessee's                                                   State of
Address   3820 S. HILL STREET, LOS ANGELES, CA 90037       Incorporation

---------------------------------------------------------   --------------------
Phone No.
213-234-9606

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Nature of               Years in            # of           Date ____/____/____
Business                Business            Employees
                                                           -------------------
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Principal                           Social Security No.         *EQUIPMENT COST
             COLIN DYNE

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Home Address                                      *OTHER

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Principal                    Social Security No.   TOTAL LEASE BASE

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Home Address                                *If sales tax payment is required
                                            (e.g., CA, ME, NV, NJ) rather than
                                            use tax (tax on monthly payment)
                                            add sales tax to above total lease
                                            base.

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Vendor Name             Contact             Phone (   )
                                            No.

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Equipment                                 Lease
                                          Term

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Bank References:        Account             Phone
Name                    Officer             No.

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Address                                     Checking Acct. No.
City, State

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Bank References:        Account             Phone
Name                    Officer             No.

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Address                                     Checking
City, State                                  Acct. No.

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Trade References (Name, City, Telephone Number)

1.
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2.                                          3.
   -------------------------------------       --------------------------------

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RELEASE: To Whom This May Concern: By signing below you request the Lessor to approve the contemplated lease and authorize the lessor to share credit
information concerning you with others.     SIGNATURE X /s/ Colin Dyne
                                                       ------------------------
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    GUARANTY
     In consideration of the above named LESSOR entering into any lease, schedule, or other financial transaction of any kind whatsoever, now or hereafter made with TAG-IT, INC. ("Lessee"), the undersigned unconditionally guarantees to the above named Lessor, its successors and assigns, the prompt payment, observance, and performance when due of all obligations of Lessee under all leases, schedules, financial transactions, and all other Fundamental Agreements related thereto (collectively, Guaranteed Obligations"), regardless of any invalidity or unenforceability thereof or any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Lessee or Guarantor. Capitalized terms not otherwise defined have the meanings specified in the above-referenced Lease between Lessee and Lessor. Lessor shall not be required to proceed against Lessee or the Equipment or enforce any other remedy before proceeding against the undersigned under this guaranty. The undersigned agrees to pay to Lessor all attorneys' fees and expenses incurred by Lessor by reason of any default by the Lessee under any agreement related to Guaranteed Obligations and or to enforce its rights against the undersigned under the terms of this guaranty.
     The undersigned waives any claim or other right which the undersigned might now have or hereafter acquire against the Lessee or any person that is primarily or contingently liable on the obligations guaranteed hereby or that arises from the existence or performance of the undersigned's obligations under this guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim or remedy of Lessor against the Lessee or any collateral security therefor which Lessor now has or hereafter acquires; whether or not such claim, remedy, or right arises in equity, or under contract statute or common law. The undersigned waives notice of acceptance hereof and all other notices or demands of any kind to which it may be entitled and consents that Lessor may, without affecting the undersigned's liability under this guaranty, compromise or release. In terms satisfactory to it or by operation of law or otherwise, any rights against Lessee and other obligers and guarantors, grant extensions of time of payment to Lessee, and to the transfer, sale or any other disposition of the Equipment and the leases. Upon any default by the Lessee in the payment and performance of its obligations under the leases with Lessor, the liabilities and obligations of the undersigned hereunder shall, at the option of Lessor, become forthwith due and payable to Lessor without demand or notice of any nature, all of which are expressly waived by the undersigned. This is a continuing guaranty and shall not be discharged or affected by death of the undersigned, shall bind the heirs, administrators, representatives, successors and assigns of the undersigned and may be enforced by or for the benefit of any assigns or successor of Lessor to the same extent Lessor may, itself, enforce it. THIS GUARANTY SHALL BE GOVERNED BY THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF CALIFORNIA. THE UNDERSIGNED CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN CALIFORNIA, AND WAIVES ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT. AT LESSOR'S SOLE ELECTION AND DETERMINATION ANY LEGAL EQUITABLE OR ARBITRATION ACTION MAY ALSO BE BROUGHT IN ANY OTHER COURT OF COMPETENT JURISDICTION IN ANY STATE IN WHICH LESSOR HAS AN OFFICE AND THE UNDERSIGNED WAIVES ANY OBJECTION RELATING TO IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY SUCH PROCEEDING IN ANY SUCH COURT. THE UNDERSIGNED EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY SO THAT TRIAL SHALL BE BY AND ONLY TO THE COURT. The liability of the undersigned hereunder is direct and unconditional. If there is more than one undersigned, then the liability of the undersigned shall be joint and several. This guaranty may be terminated by the undersigned, upon 60-day prior written notice to Lessor, and shall be effective only as to leases having their inception after the effective date of termination and shall not affect Lessor's rights under this guaranty arising out of leases having their inception prior to such date. This guaranty is executed as an instrument under seal, and all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of California.

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  /s/               4/29/97          /s/                 4/29/96     Witnessed
--------------------------------   ----------------------------------
By                  Date          Witnessed By           Date

   /s/ Colin Dyne       (No Title)         /s/ Harold Dyne           (No Title)
------------------------           ------------------------------
Signature

    COLIN DYNE                         HAROLD DYNE
--------------------------------   --------------------------------------------
Print Name         Phone Number        Print Name               Phone Number

DELIVERY AND ACCEPTANCE RECEIPT
The undersigned hereby certifies that all the equipment described in the Equipment Lease Agreement ("Lease"), between the above named Lessor and, TAG-IT, INC. Lessee, is in accordance with the terms of the Lease, has been delivered, inspected, installed, is in good working condition, and accepted by the undersigned as satisfactory. The decals, labels, etc., if required and supplied, have been affixed to the equipment as listed in the Lease. The undersigned hereby approves payment by you to the Supplier.

LESSEE:     TAG-IT, INC.           BY:    /s/ Colin Dyne                4/29/97
       ----------------------         ----------------------------------------
                                      Authorized Signature and Title     Date